UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) August 12, 2005

PINNACLE BANKSHARES CORPORATION

(Exact name of registrant as specified in its charter)

Virginia	000-23909	54-1832714
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

622 Broad Street Altavista, Virginia	24517
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (434) 369-3000

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

Herman P. Rogers, Jr., 62, a director of Pinnacle Bankshares Corporation (“Bankshares”) died August 12, 2005. Mr. Rogers had served as a director of Bankshares and its subsidiary, The First National Bank of Altavista, (“Bank”) since 1997. Mr. Rogers was a member of the Bank’s Loan, Investment, Personnel and Planning Committees. Mr. Rogers’ astute business judgment and measurable contributions to Bankshares and Bank will be greatly missed.

The Board of Directors has not yet determined whether it will seek to fill the Board vacancy created by Mr. Rogers’ untimely death.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 31, 2005	PINNACLE BANKSHARES CORPORATION
(Registrant)

	By:	/s/ Bryan M. Lemley
Bryan M. Lemley
Treasurer & Chief Financial Officer